INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
INTANGIBLE ASSETS
INTANGIBLE ASSETS

US$ MILLIONS	2018	2017
Cost	$12,515	$10,470
Accumulated amortization	(880)	(576)
Net intangible assets	$11,635	$9,894

Intangible assets are allocated to the following cash generating units:

US$ MILLIONS	2018	2017
Brazilian regulated gas transmission operation	$4,211	$5,134
Australian regulated terminal	1,766	1,957
North American residential energy infrastructure operation	1,763	—
Peruvian toll roads	1,118	1,144
Chilean toll roads	928	1,100
Indian toll roads(1)	843	130
U.K. port operation	273	289
Other(2)	733	140
Total	$11,635	$9,894

(1)	Indian toll roads include $738 million of intangible assets at our investments in Simhapuri Expressway Limited and Rayalseema Expressway Limited and $105 million at BIF India Holdings Pte Ltd.

(2)
Other intangibles are comprised of customer contracts at our Australian port operation, Western Canadian natural gas gathering and processing operation, U.S. data center operation, and contracted order book at our U.K. regulated distribution operation.

The intangible assets at Brookfield Infrastructure’s Brazilian regulated gas transmission operation, Australian regulated terminal operation, and Chilean, Peruvian and Indian toll roads relate to service concession arrangements.
The terms and conditions of concession arrangements at the Brazilian regulated gas transmission operation are regulated by the Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Each gas transportation agreement (“GTA”) took into account a return on regulatory asset base (“RAB”), and the tariffs were calculated on an inflation adjusted regulatory weighted average cost of capital (“WACC”) fixed for the GTA life. Upon expiry of the authorizations, the assets shall be returned to the government and will be subject to concession upon public bidding. These assets operate as authorizations that expire between 2039 and 2041.
The terms and conditions of access to the Australian regulated terminal’s services, including tariffs that can be charged to the users, are regulated by the Queensland Competition Authority. Brookfield Infrastructure’s Australian regulated terminal operation has Standard Access Agreements with the users of the terminal which entails 100% take-or-pay contracts at a designated tariff rate based on the asset value. The concession arrangement has an expiration date of 2051 with an option to extend the arrangement for an additional 49 years.
The intangible assets at Brookfield Infrastructure’s residential infrastructure operation comprise contractual customer relationships, customer contracts, proprietary technology and brands. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Proprietary technology is recognized for the development of new metering technology, which allows the business to generate revenue through its sub-metering business. Brands represent the intrinsic value customers place on the operation’s various brand names. Brands are classified as having an indefinite life and are subject to annual impairment reviews. The remaining intangible assets are amortized straight-line over 10 to 20 years.
The terms and conditions of the Peruvian toll roads concession, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the Municipalidad Metropolitana de Lima (“MML”) and its municipal arm, Fondo Metropolitano de Inversiones. The service concession provides the operator the right to charge a tariff to vehicles which use the road network over the life of the concession in exchange for the design, construction, improvement, maintenance and operation of the road network. Until December 2018, tariffs are increased by fixed amounts and on specified dates, and thereafter, are adjusted annually for the Lima Metropolitana Consumer Price Index. For the year ended December 31, 2018, revenue and profit related to construction contracts were $16 million (2017: $31 million, 2016: $66 million) and $nil (2017: $nil, 2016: $nil), respectively. Due to construction services relating to the concession arrangement $16 million (2017: $35 million, 2016: $20 million) of borrowing costs were capitalized as an intangible asset, based on the stage of project completion. The concession arrangement has an expiration date of 2043 at which point the underlying concession assets will be returned to the MML.
The terms and conditions of the Chilean toll roads concession, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the Ministerio de Obras Publicas (“MOP”). The service concession provides the operator the right to charge a tariff to vehicles which use the road over the term of the concession in exchange for operating the road, including preserving the road based on a defined maintenance and construction schedule. Tariffs are adjusted annually for the Chilean Consumer Price Index plus 3.5%, in addition to congestion charges which may be levied should specified traffic levels be reached. The concession arrangement has an expiration date of 2033, at which point the underlying concessions assets will be returned to the MOP.
The terms and conditions of the Simhapuri Expressway (“SEL”), Rayalseema Expressway (“REPL”) and Mumbai Nasik (“MNEL”) Indian toll road concessions, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the National Highways Authority of India (“NHAI”). The Service Concession Agreements provides the operators the right to charge a tariff to vehicles which use the road over the term of the concession in exchange for operating the road, including preserving the road based on a defined maintenance schedule. Tariffs are revised annually for the Indian Wholesale Price Index. The Concession Arrangements have expiration dates of 2041, 2040 and 2027, respectively, for SEL, REPL and MNEL, at which point the underlying concessions assets will be returned to the NHAI.
The intangible asset at Brookfield Infrastructure’s U.K. port operation relates to a conservancy right. As a right in perpetuity issued by the Statutory Harbour Authority in the U.K., the conservancy right is classified as having an indefinite life, and is subject to an annual impairment review.
The carrying value as at December 31, 2018, of Brookfield Infrastructure’s indefinite lived intangibles is $653 million (2017: $297 million). The increase from 2017 is primarily attributable to the brand value at our North American residential energy infrastructure operation.
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	2018	2017
Cost at beginning of the year	$10,470	$4,732
Additions, net of disposals	117	79
Acquisitions through business combinations(1)	3,208	5,515
Non-cash additions	7	18
Foreign currency translation	(1,287)	126
Cost at end of year	$12,515	$10,470

(1)	See Note 6, Acquisition of Businesses for additional information.
The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	2018	2017
Accumulated amortization at beginning of year	$(576)	$(267)
Amortization	(371)	(289)
Foreign currency translation	67	(20)
Accumulated amortization at end of year	$(880)	$(576)